Exhibit 1



                                POWER OF ATTORNEY

         Tres Mares S.A., a sociedad anonima organized under the laws of the Republic of Chile, Maria Pia Hirmas Said, Paola Hirmas Said and Emilia Said de Hirmas (together the "Hirmas Group") each hereby appoint Boris Hirmas Said (the "Attorney-in-Fact") as legal representative to execute for and on behalf of the Hirmas Group, all Schedules 13G under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and relevant stock exchanges (individually, each a "Filing").

         The undersigned acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the Attorney-in-Fact shall continue in force until notice of the revocation of this Power of Attorney has been received by the Attorney-in-Fact.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 11th day of February 2005.

                            [Signature pages follow]

                                           TRES MARES S.A.

February 11, 2005                          By: /s/ BORIS HIRMAS SAID
                                               ----------------------------
                                                    Name:   Boris Hirmas Said
                                                    Title:  Legal Representative


                                           By: /s/ MARIA HIRMAS SAID
                                               ----------------------------
February 11, 2005                                   Maria Pia Hirmas Said


                                           By: /s/ PAOLA HIRMAS SAID
                                               ----------------------------
February 11, 2005                                  Paola Hirmas Said


                                           By: /s/ EMILIA SAID DE HIRMAS
                                               ----------------------------
February 11, 2005                                   Emilia Said de Hirmas